                               AMENDMENT No. 1 TO

                       TAX DISTRIBUTION ADVANCE AGREEMENT

                  This Amendment No. 1 To Tax Distribution Advance Agreement (the "Amendment") dated as of June 12, 1997 is made by and between Foamex International Inc., a Delaware corporation and the successor to Foamex-JPS Automotive L.P. ("FII"), and Foamex L.P., a Delaware limited partnership ("Foamex"). This Amendment amends the Tax Distribution Advance Agreement entered into between Foamex-JPS Automotive L.P. ("Partners") and Foamex L.P., dated December 11, 1996 (the "Agreement").

                  WHEREAS, Partners and Foamex entered into the Agreement to provide for certain advances of Tax Sharing Payments from Foamex to Partners; and

                  WHEREAS, Partners has been merged with and into FII.

                  NOW, THEREFORE, in consideration of the premises, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                  Section 1.1.  Definitions.  Unless otherwise defined herein:

          (a) the terms defined in the introductory paragraph and the Recitals to this Amendment shall have the respective meanings specified therein; and

          (b) capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

                                   ARTICLE II.

                             AMENDMENT OF PROVISIONS

                  Section 2.1. Amendment of Definition of FJPS. The definition of the term "FJPS" in the Agreement is hereby amended and restated in its entirety as follows:

                  "FJPS" means Foamex-JPS Automotive L.P. and its successors, including, Foamex International Inc.

                  Section 2.2. Amendment of Section 2.1(b). Section 2.1(b) of the Agreement is hereby amended and restated in its entirety as follows:

                  (b) "Availability" at any point in time shall mean $25 million, less all previous Advances.

                  Section 2.3. Amendment of Section 3.1(b). Section 3.1(b) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(b) Each Advance shall bear interest at a fixed rate per annum equal to 13.25%."

                  Section 2.4. Amendment of Annex A. Annex A of the Agreement is hereby replaced in its entirety by Annex A to this Amendment.

                                  ARTICLE III.

                                  MISCELLANEOUS

                  Section 3.1. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  Section 3.2. Severability. In the event that any provision in this Amendment shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 3.3. Headings. The article and section headings herein are for convenience only and shall not effect the construction hereof.

                  Section 3.4. Effect of Amendment. Except as amended by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                    FOAMEX INTERNATIONAL INC.



                                    By:/s/ Philip N. Smith, Jr.
                                    Name:  Philip N. Smith, Jr.
                                    Title: Vice President and
                                            Secretary





                                    FOAMEX L.P.

                                    By: FMXI, Inc.
                                    Its: managing general partner



                                    By:/s/ Philip N. Smith, Jr.
                                    Name:  Philip N. Smith, Jr.
                                    Title: Vice President and
                                           Secretary

                                 PROMISSORY NOTE


$25,000,000                                                   New York, New York
                                                                   June 12, 1997

                  THE UNDERSIGNED FOAMEX INTERNATIONAL INC., a Delaware corporation ("Maker"), HEREBY PROMISES TO PAY to the order of FOAMEX L.P., a Delaware limited partnership ("Payee"), on December 31, 1999, the principal amount of TWENTY FIVE MILLION DOLLARS ($25,000,000), or, if less, the outstanding Advances of Maker by Payee pursuant to the terms of that certain Tax Distribution Advance Agreement dated as of December 11, 1996, as amended June 12, 1997 (the "Tax Distribution Advance Agreement") between Maker and Payee together, in each case, with all accrued and outstanding interest in respect of such principal amount. This promissory note amends and restates the promissory note of Foamex-JPS Automotive L.P. payable to Foamex L.P. in an amount of up to $17 million, dated December 11, 1996.

                  Maker  promises to pay the  interest on and  principal of this
Note in accordance with the terms and conditions of the Tax Distribution Advance Agreement.

                  Both principal and interest are payable in lawful money of the United States of America in same day or immediately available funds to the account of Payee at 1000 Columbia Avenue, Linwood, Pennsylvania 19061, or at such other place or places as any subsequent holder of this Note may, from time to time, designate in writing. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be due instead on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of such payment of interest and not in the computation of the succeeding payment of interest.

                  Payee or any subsequent holder of this Note shall have the right to assign its rights hereunder or any interest herein without the prior written consent of Maker.

                  This Note is subject to the terms and conditions of the Tax Distribution Advance Agreement.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  All the covenants, stipulations, promises and agreements made by or contained in this Note or in the Tax Distribution Advance Agreement on behalf of the undersigned shall bind its successors, whether so expressed or not.

                  No failure on the part of Payee to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                  IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first set forth above.



                                    FOAMEX INTERNATIONAL INC.



                                    By: /s/ George Karpinski
                                    Name:  George Karpinski
                                    Title: Vice President